EXHIBIT 10.2

                     PIGGYBACK REGISTRATION RIGHTS AGREEMENT

      THIS PIGGYBACK REGISTRATION RIGHTS AGREEMENT, dated as of _________ _____, 2004 (this "AGREEMENT"), is entered into by and made between NATIONAL LAMPOON, INC., a Delaware corporation ("COMPANY"), and the investors set forth on the Schedule of Investors attached hereto (collectively, the "INVESTORS").

      In consideration of the promises made herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1. DEFINITIONS.

      As used in this Article 1 and elsewhere in this Agreement, the following terms shall have the following respective meanings:

      "AGREEMENT" shall have the meaning set forth in the preamble.

      "COMMISSION" means the Securities and Exchange Commission or any other federal agency administering the Securities Act.

      "COMMON STOCK" means Company's Common Stock, par value $0.0001 per share.

      "COMPANY" shall have the meaning set forth in the preamble.

      "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar successor federal law then in force.

      "EXISTING REGISTRATION RIGHTS AGREEMENT" means any agreement to provide registration rights with respect to the securities of Company, which is effective prior to the date of this Agreement, including, without limitation, the Jimirro Registration Rights Agreement, the NLAG Registration Rights Agreement, the Piggyback Registration Rights Agreement dated as of September 3, 2002, in favor of Constellation Venture Capital, L.P. and certain other persons and the Warrant for the Purchase of 50,000 Shares of Common Stock, Without Par Value, dated December 28, 2001, issued by the Company to George Vandeman.

      "INVESTORS" shall have the meaning set forth in the preamble.

      "JIMIRRO REGISTRABLE SECURITIES" means all securities of Company with respect to which registration rights have been granted under the Jimirro Registration Rights Agreement.

      "JIMIRRO REGISTRATION RIGHTS AGREEMENT" means the Jimirro Registration Rights Agreement dated as of May 17, 2002, by and among Company and James P. Jimirro, as such agreement may be amended from time to time.

      "NLAG REGISTRABLE SECURITIES" means all securities of Company with respect to which registration rights have been granted under the NLAG Registration Rights Agreement.

      "NLAG REGISTRATION RIGHTS AGREEMENT" means the NLAG Registration Rights Agreement dated as of May 17, 2002, by and among Company and applicable parties thereto, as such agreement may be amended from time to time.

      "PARI PASSU REGISTRABLE SECURITIES" means all securities of Company, the holders of which have been, or are in the future, granted registration rights with respect thereto to the extent the agreement providing the registration rights provides, expressly or by implication, that such registration rights are "pari passu" or in parity in an underwritten registration or distribution by prospectus with the registration rights granted under this Agreement to holders of Registrable Securities.

      "PERSON" means an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization, a government or any department or agency thereof or any other entity.

      "PIGGYBACK REGISTRATION" shall have the meaning set forth in Section 2.1.

      "PURCHASE AGREEMENT" means that certain Preferred Stock and Warrant Purchase Agreement of even date herewith by and among Investors and Company.

      "REGISTRABLE SECURITIES" means any (i) Common Stock issued or issuable upon conversion of the Series C Preferred, (ii) Common Stock issued or issuable upon exercise of the Warrants, and (iii) Common Stock issued in respect of the securities referred to in clauses (i) and (ii) of this definition in connection with any stock split, stock dividend, recapitalization or similar event.

      "REGISTRATION EXPENSES" shall have the meaning set forth in Section 4.1.

      "REGISTRATION STATEMENT" means the prospectus and other documents filed with the Commission to affect a registration under the Securities Act.

      "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar federal law then in force.

      "SELLING EXPENSES" means all underwriting discounts, selling commissions and transfer taxes incurred pursuant to the sale of Registrable Securities.

      "SENIOR REGISTRABLE SECURITIES" means all securities of Company, the holders of which have been, or are in the future, granted registration rights with respect thereto to the extent the agreement providing the registration rights provides, expressly or by implication, that such registration rights are senior in priority in an underwritten registration or distribution by prospectus to the registration rights granted under this Agreement to holders of Registrable Securities, including the Jimirro Registrable Securities and the NLAG Registrable Securities.

      "SERIES C PREFERRED" means the shares of Series C Convertible Preferred Stock of the Company, par value $0.0001 per share.

      "SUBORDINATE REGISTRABLE SECURITIES" means all securities of Company, the holders of which have been, or are in the future, granted registration rights with respect thereto to the extent the agreement providing the registration rights provides, expressly or by implication, that such registration rights are subordinate in priority in an underwritten registration or distribution by prospectus to the registration rights granted under this Agreement to holders of Registrable Securities, including without limitation the securities granted registration rights under the Subordinate Registration Rights Agreement.

      "SUBORDINATE REGISTRATION RIGHTS AGREEMENT" means such registration rights agreements as may be entered into from time to time pursuant to which the holders of such registrable securities are granted piggyback registration rights where all such piggyback registration rights are subordinate to those piggyback registration rights granted hereunder, including, without limitation, the Piggyback Registration Rights Agreement, dated as of September 3, 2002, by and among Company, Constellation Venture Capital, L.P., and the other parties thereto, as such agreement may be amended and modified from time to time.

      "WARRANTS" means the Common Stock Purchase Warrants issued in connection with the sale and issuance of Series C Preferred pursuant to the terms of the Purchase Agreement.

ARTICLE 2. PIGGYBACK REGISTRATIONS.

      SECTION 2.1 RIGHT TO PIGGYBACK. Whenever Company proposes to register or qualify for distribution by prospectus any of its securities ((a) other than pursuant to a demand registration granted to another shareholder of Company by an agreement that prohibits piggyback registrations in connection with such demand registration or (b) a registration under the Securities Act on Form S-4 or S-8 or any successor or similar forms) and the registration form or prospectus to be filed may be used for the registration or qualification for distribution of Registrable Securities (a "PIGGYBACK REGISTRATION"), whether or not for sale for its own account, Company will give prompt written notice to all holders of Registrable Securities of its intention to effect the registration or file the prospectus and, subject to the limitations contained in this Article 2, will include in the registration or qualification all Registrable Securities with respect to which Company has received written requests for inclusion therein within fifteen (15) days after the receipt of Company's notice. Any holder of Registrable Securities that has given a written request may withdraw its Registrable Securities from the related Piggyback Registration by giving written notice to Company and the managing underwriter, if any, on or before the thirtieth (30th) day prior to the planned effective date of the related Piggyback Registration.

      SECTION 2.2 PIGGYBACK EXPENSES. The Registration Expenses of the holders of Registrable Securities will be paid by Company in all Piggyback Registrations whether or not any registration or prospectus has become effective or final.

      SECTION 2.3 PRIORITY ON PRIMARY REGISTRATIONS. If a Piggyback Registration is an underwritten primary registration or distribution by prospectus on behalf of Company, and the managing underwriters advise Company in writing (with a copy to each party hereto requesting registration or qualification for distribution by prospectus of Registrable Securities) that in their opinion the number of securities requested to be included in the registration or prospectus exceeds the number which can be sold in an offering without adversely affecting the marketability of the offering, Company will include in the registration or prospectus (i) first, the securities Company proposes to sell, (ii) second, the Senior Registrable Securities requested to be included in the registration in the manner provided for by the applicable registration rights agreements with the Company, (iii) third, the Registrable Securities and the Pari Passu Registrable Securities requested to be included in the registration pursuant to applicable registration rights agreements with the Company, pro rata among the holders of the securities on the basis of the number of securities so requested to be included therein owned by each holder, and (iv) fourth, other securities requested to be included in the registration, including any Subordinate Registrable Securities. Company shall have the right to terminate or withdraw any registration initiated by it under this Section prior to the effectiveness of such registration, whether or not any holder of Registrable Securities has elected to include securities in the registration and Company shall have no liability to any of the holders of Registrable Securities in connection with such termination or withdrawal.

      SECTION  2.4   PRIORITY  ON  SECONDARY   REGISTRATIONS.   If  a  Piggyback
Registration is an underwritten secondary registration or distribution by prospectus on behalf of holders of Company's securities, and the managing underwriters advise Company in writing that in their opinion the number of securities requested to be included in the registration or qualification for distribution by prospectus exceeds the number which can be sold in an offering without adversely affecting the marketability of the offering, Company will include in the registration or prospectus (i) first, the securities requested to be included therein by the holders requesting the registration, (ii) second, the Senior Registrable Securities requested to be included in the registration in the manner provided for by the applicable registration rights agreements with the Company, (iii) third, the Registrable Securities and the Pari Passu Registrable Securities requested to be included in the registration pursuant to applicable registration rights agreements with the Company, pro rata among the holders of all such securities on the basis of the number of securities so requested to be included therein owned by each holder, and (iv) fourth, other securities requested to be included in the registration, including any Subordinate Registrable Securities.

      SECTION 2.5 OTHER REGISTRATIONS. If Company has previously filed a Registration Statement with respect to Registrable Securities pursuant to this
Article 2, and if such previous registration or offering by prospectus has not been withdrawn or abandoned, Company will not file and shall not be required to file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except under the Securities Act on Form S-4 or S-8 or any successor or similar forms), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least ninety (90) days have elapsed from the effective date of such previous registration.

      ARTICLE 3. REGISTRATION PROCEDURES.

      SECTION 3.1 REGISTRATION PROCEDURES. Subject to Sections 2.5, whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement and such Registrable Securities are in fact included in the Registration Statement, Company will use its best efforts to effect the registration and sale of those Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto Company will as expeditiously as possible:

            (a) prepare and, within sixty (60) days after the end of the period within which requests for registration may be given to Company, unless the failure to file within such sixty (60) day period occurs due to matters outside Company's control, in which case as soon as practicable, file with the Commission a Registration Statement with respect to the Registrable Securities and thereafter use its best efforts to cause the Registration Statement to become effective;

            (b) prepare and file with the Commission any amendments and supplements to the Registration Statement as may be necessary to keep the Registration Statement effective for a period of either (i) not less than ninety (90) days (subject to extension pursuant to Section 6.2) or, if the Registration Statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer or (ii) a shorter period as will terminate when all of the securities covered by the Registration Statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in the Registration Statement (but in any event not before the expiration of any longer period required under the Securities Act), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement until such time as all of the securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in the Registration Statement;

            (c) furnish to each seller of Registrable Securities the number of copies of the Registration Statement, each amendment and supplement thereto, including each preliminary prospectus, final prospectus and other documents as the seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the seller;

            (d) use its best efforts to register or qualify the Registrable Securities under any other securities or blue sky laws of any jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable the seller to consummate the disposition in those jurisdictions of the Registrable Securities owned by the seller (provided that Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to a form of taxation in any jurisdiction where it would not otherwise be subject to such form of taxation but for this subparagraph or (iii) consent to general service of process in any jurisdiction where it would not otherwise be subject to general service of process but for this subparagraph);

            (e) promptly notify each seller of the Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus contains an untrue statement of a material fact or omits to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, at the request of any such seller, Company will prepare and furnish to seller a reasonable number of copies of a supplement or amendment to the prospectus so that, as thereafter delivered to the purchasers of Registrable Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

            (f) use its best efforts to cause all the Registrable Securities to be listed on each securities exchange on which similar securities issued by Company are then listed;

            (g) provide a transfer agent and registrar for all the Registrable Securities not later than the effective date of, or date of final receipt for, the Registration Statement;

            (h) enter into any customary agreements (including underwriting agreements with customary provisions) and take all other actions as the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of the Registrable Securities (including, without limitation, effecting a share split or a combination of shares);

            (i)  make   available   for   inspection,   subject  to   reasonable
      confidentiality restrictions on use, by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to the Registration Statement and any attorney, accountant or other agent retained by any seller or underwriter, all financial and other records, pertinent corporate documents and documents relating to the business of
      Company, and cause Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any seller, underwriter, attorney, accountant or agent in connection with the Registration Statement;

            (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of Company's first full calendar quarter after the effective date of the Registration Statement, which earnings statement shall satisfy, in the case of a registration in the United States, the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

            (k) in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related prospectus or ordering the cessation of trading or suspending the qualification of any securities included in the Registration Statement for sale in any jurisdiction, Company will use its best efforts promptly to obtain the withdrawal of the order;

            (l) in connection with any underwritten offering, to the extent Company obtains one or more comfort letters from Company's independent public accountants, obtain comfort letters, addressed to the holders of the Registrable Securities being sold, dated the effective date of such Registration Statement (and, if the registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement) signed by Company's independent public accountants in customary form and covering matters of the type customarily covered by comfort letters; and

            (m) in connection with any underwritten offering provide legal opinions of Company's outside counsel, addressed to the holders of the Registrable Securities being sold, dated the effective date of the Registration Statement (and, if the registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), with respect to the Registration Statement, each amendment and supplement thereto (including the preliminary prospectus) and all other documents relating thereto in customary form and covering matters of the type customarily covered by legal opinions of such nature.

Company may require each seller of Registrable Securities as to which any registration is being effected to furnish Company with information regarding the seller and the intended and actual distribution of the securities as Company may from time to time reasonably request.

ARTICLE 4. REGISTRATION EXPENSES.

Except as otherwise expressly provided herein, all expenses incidental to Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, word processing, duplicating and printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for Company and all independent certified public accountants, underwriters and other Persons retained by Company (all expenses being herein called "REGISTRATION EXPENSES"), will be borne by Company. Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by Company are then listed. Notwithstanding the foregoing, all Selling Expenses shall be borne by the holders of the securities so registered pro rata on the basis of the number of their shares so registered.

ARTICLE 5. INDEMNIFICATION.

      SECTION 5.1 INDEMNIFICATION. Company agrees to indemnify and hold harmless, and hereby does indemnify and hold harmless, each holder of Registrable Securities, its affiliates and their respective officers, directors and partners and each Person who controls the holder (within the meaning of the Securities Act) against, and pay and reimburse the holder, affiliate, director, officer or partner or controlling person for any losses, claims, damages and liabilities, joint or several, to which the holder or any such affiliate, director, officer or partner or controlling person may become subject under the Securities Act or otherwise, insofar as the losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in any Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or,
(ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and Company will pay and reimburse holder and each affiliate, director, officer, partner and controlling person for any legal or any other expenses actually and reasonably incurred by them in connection with investigating or defending any loss, claim, liability, action or proceeding; provided, however, that Company shall not be liable in any case to the extent that any loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in the Registration Statement, any prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information prepared and furnished to Company by the holder expressly for use therein or by the holder's failure to deliver a copy of the Registration Statement or prospectus or any amendments or supplements thereto after Company has furnished the holder with a sufficient number of copies of the same. In connection with an underwritten offering, Company, if requested, will indemnify the underwriters, their officers and directors and each Person who controls the underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

      SECTION 5.2 COOPERATION. In connection with any Registration Statement in which a holder of Registrable Securities is participating, each holder will furnish to Company in writing the information and affidavits as Company reasonably requests for use in connection with any Registration Statement or prospectus and will indemnify and hold harmless Company, its directors and officers, each underwriter and each other Person who controls Company (within the meaning of the Securities Act) against any losses, claims, damages and liabilities, joint or several, to which Company or any director or officer, any underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as the losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in the Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or in any application or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that the untrue statement or omission is made in the Registration Statement, any prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information prepared and furnished to Company by the holder expressly for use therein, and such holder will reimburse Company and each director, officer, underwriter and controlling Person for any legal or any other expenses actually and reasonably incurred by them in connection with investigating or defending any loss, claim, liability, action or proceeding; provided, however, that the obligation to indemnify and hold harmless will be individual and several to each holder and will be limited to the net amount of proceeds received by the holder from the sale of Registrable Securities pursuant to the Registration Statement.

      SECTION 5.3 CONTRIBUTION.  If the indemnification provided for in Sections
5.1 or 5.2 is unavailable to an indemnified party under such Sections (other than by reason of exceptions provided in those Sections) in respect of any claims referred to in such Sections, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such claims in such proportion as is appropriate to reflect the relative fault of Company on the one hand and of the holder of Registrable Securities on the other in connection with the statements or omissions which resulted in such claims. The amount paid or payable by a party as a result of the claims referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The relative fault of Company on the one hand and of the holder of Registrable Securities on the other shall be determined by reference to, among other things, whether the applicable misstatement or alleged misstatement relates to information supplied by Company or by the holder of Registrable Securities and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such misstatement or alleged misstatement. Company and each Investor agree that it would not be just and equitable if contribution pursuant to this Section 5.3 were determine by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 5.3, the holder of Registrable Securities shall not be required to contribute any amount pursuant hereto in excess of the net proceeds (after deducting any discounts or commissions received by an underwriter in connection with such registration) from the offering received by the holder of Registrable Securities. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution hereunder from any person who was not guilty of such fraudulent misrepresentation.

      SECTION 5.4 NOTICE. Any Person entitled to indemnification  hereunder will
(i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in the indemnified party's reasonable judgment a conflict of interest between the indemnified and indemnifying parties may exist with respect to the claim, permit the indemnifying party to assume the defense of the claim with counsel reasonably satisfactory to the indemnified party. If the defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without the indemnifying party's prior written consent (but its consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by the indemnifying party with respect to the claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between the indemnified party and any other of the indemnified parties with respect to the claim.

      SECTION 5.5 SURVIVAL. The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of the indemnified party and will survive the transfer of securities. Each party hereto also agrees to make any provisions, as are reasonably requested by any indemnified party, for contribution to the party in the event that indemnification from the party hereto is unavailable for any reason.

ARTICLE 6. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS.

      SECTION 6.1 PARTICIPATION. No Person may participate in any registration hereunder which is underwritten unless that Person (i) agrees to sell the Person's securities on the basis provided in any underwriting arrangements approved by Company (including, without limitation, pursuant to the terms of any over-allotment or "green shoe" option requested by the managing underwriter(s), provided that no holder of Registrable Securities will be required to sell more than the number of Registrable Securities that the holder has requested Company to include in any registration), (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of the underwriting arrangements, and (iii) cooperates with Company's reasonable requests in connection with the registration or qualification (it being understood that Company's failure to perform its obligations hereunder, which failure is caused by the Person's failure to cooperate, will not constitute a breach by Company of this Agreement).

      SECTION 6.2 NOTICE. Each holder of Registrable Securities who is participating in any registration hereunder agrees that, upon receipt of any notice from Company of the happening of any event of the kind described in
Section 3.1(e), such holder will forthwith discontinue the disposition of its Registrable Securities pursuant to the Registration Statement until such holder's receipt of the copies of a supplemented or amended prospectus as contemplated by Section 3.1(e). In the event Company shall give any such notice, the applicable time period mentioned in Section 3.1(b) during which a Registration Statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of the notice pursuant to this Section to and including the date when each seller of a Registrable Security covered by the Registration Statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 3.1(e).

      SECTION 6.3 HOLDBACK AGREEMENTS BY HOLDERS OF REGISTRABLE SECURITIES. Each holder of Registrable Securities agrees not to effect any public sale or distribution of equity securities of Company, or any securities convertible into or exchangeable or exercisable for such securities, including any sale pursuant to Rule 144 (except as part of the underwritten registration, if permitted) during the seven (7) days prior to, and the ninety (90) days following, the effective date of any underwritten public offering (unless the managing underwriter agrees otherwise). Each holder of Registrable Securities agrees to enter into customary lock-up agreements consistent with the foregoing if requested by any underwriter of any such public offering. In order to enforce the foregoing covenant, Company may impose stop-transfer instructions with respect to the securities of Company held by each holder (and the shares or securities of every other Person subject to the foregoing restriction) until the end of that period.

ARTICLE 7. REPORTING

      SECTION 7.1 RULE 144. Company shall timely file the reports required to be filed by it under the Securities Act and the Exchange Act (including but not limited to the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder (or, if Company is not required to file such reports, will, upon the request of any holder of Registrable Securities, make publicly available other information) and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or
(b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, Company will deliver to such holder a written statement as to whether it has complied with the requirements of this Section 7.1.

ARTICLE 8. MISCELLANEOUS.

      SECTION 8.1 SUBORDINATION.

            (a) To the extent any provision of this Agreement could be deemed inconsistent with or violative of the rights granted to holders of "registrable securities" under any Existing Registration Rights Agreement, this Agreement shall be interpreted and/or, without further action on the part of the parties hereto, deemed modified to the extent necessary to remove such inconsistency or violation.

            (b) Nothing in this Agreement (and only this Agreement) shall limit or restrict the rights of Company to grant registration rights with respect to the securities of Company which are senior, pari passu or subordinate to the rights granted hereunder.

      SECTION 8.2 REMEDIES. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto shall have the right to injunctive relief, in addition to all of its other rights and remedies at law or in equity, to enforce the provisions of this Agreement; provided, however, that Investors shall have no right to an injunction to prevent the filing or effectiveness of any Registration Statement of Company.

      SECTION 8.3 AMENDMENTS AND WAIVERS. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of Company and the holders of a majority of the Registrable Securities.

      SECTION 8.4 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the holders of the Registrable Securities (or any portion thereof) as such shall be for the benefit of and enforceable by any subsequent holder of any Registrable Securities (or of such portion thereof).

      SECTION 8.5 SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in the manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement shall be reformed, construed and enforced in the jurisdiction as if the invalid, illegal or unenforceable provision had never been contained herein.

      SECTION 8.6 COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all counterparts taken together will constitute one and the same Agreement.

      SECTION 8.7 DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

      SECTION 8.8 GOVERNING LAW. The corporate law of the State of Delaware shall govern all issues and questions concerning the relative rights and obligations of the Company and its stockholders. All other issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

      SECTION 8.9 ARBITRATION. Any controversy, dispute or claim of any nature whatsoever arising out of, in connection with or in relation to this Agreement, including the issue of arbitrability of any such disputes, must be settled by final binding arbitration before a retired judge at JAMS in Santa Monica, California. The prevailing party in any dispute will be entitled to recover all attorney fees, costs, and expenses in addition to other allowable costs.

      SECTION 8.10 NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All notices shall be addressed to Company at its principal office, to each Investor at the address for such Investor set forth on the Schedule of Investors attached hereto or to such other address as Company or an Investor shall have furnished to the other in writing.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the above date.

                                    NATIONAL LAMPOON, INC.

                                    By:___________________________________
                                             Douglas S. Bennett
                                             Executive Vice President

                                    By:

                                    By:___________________________________



                                    ______________________________________
                                    [NAME]

                                    ______________________________________
                                    [NAME]

                                    ______________________________________
                                    [NAME]

                                    ______________________________________
                                    [NAME]

                              SCHEDULE OF INVESTORS

                      SERIES C CONVERTIBLE PREFERRED STOCK

                             NATIONAL LAMPOON, INC.

Daniel S. Laikin

Timothy S. Durham

_________________________________


_________________________________


_________________________________


_________________________________


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